UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported) :    June 22, 2006

                            HYPERDYNAMICS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

             001-32490                                      87-0400335
     (Commission File Number)                             (IRS Employer
                                                       Identification No.)

                           One Sugar Creek Blvd., #125
                             Sugar Land, Texas 77478
          (Address of principal executive offices, including zip code)

                 voice: (713) 353-9400      fax: (713) 353-9421

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written  communications  pursuant  to  Rule 425 under the Securities Act
(17 CFR 230.425)

[_]     Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act
(17 CFR 240.14a-12)

[_]     Pre-commencement  communications  pursuant  to  Rule  14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     New  financing.  On June 22, 2006, a condition subsequent to an agreement
     --------------
signed on June 19, 2006 occurred, allowing a financing transaction to proceed. The condition subsequent was the approval of the transaction by the American Stock Exchange. We are sometimes called the "Obligor" or the "Company" in the debentures and warrants. Cornell is sometimes called the "Holder" or the "Investor" or "Buyer" in the contracts described below.

     The financing transaction is between us and Cornell Capital Partners, LP. Pursuant to the transaction we received the net cash amount of $1,800,000 from Cornell which is the net sale proceeds of one convertible debenture in the face amount of $2,000,000 less fees. We anticipate receiving additional proceeds of $2,000,000 from another debenture upon our filing a registration statement, which we plan to file in the near future, and further additional proceeds of $2,000,000 from yet another debenture upon the effectiveness of the registration statement Each of the three convertible debentures has a face amount of $2,000,000. Each convertible debenture is convertible into our common stock at a fixed price of $2.00 per share. If Cornell ultimately converts all three debentures in full, we will have issued an aggregate of 3,000,000 shares of common stock to Cornell in connection with the conversion of the debentures. The registration statement will register the 3,000,000 shares of common stock underlying the convertible debentures. Until the debentures are fully repaid or converted into common stock, they bear interest at the rate of 10% per annum. The debenture maturity date is June 19, 2009. The aggregate monthly cash repayment is $175,000 less offsets from conversions.

     As further consideration, we issued to Cornell three warrants to purchase an aggregate of 2,100,000 shares of our common stock. The registration statement will also register 2,100,000 shares of common stock underlying the warrants. The warrants expire on June 19, 2011. The terms of the three warrants are: (a) one warrant to purchase 955,000 shares of common stock at an exercise price of $2.50 per share; (b) one warrant to purchase 715,000 shares of common stock at an exercise price of $3.50 per share; and (c) one warrant to purchase 430,000 shares of common stock at an exercise price of $4.00 per share. If Cornell ultimately exercises all three warrants in full, then we will have issued 2,100,000 shares of common stock to Cornell in connection with the warrants, and we will have received an additional $6,610,000 in cash proceeds from the warrant exercises.

     We intend to file the registration statement on Form S-1 in the near future to register 5,100,000 shares of common stock (3,000,000 shares underlying the debenture and 2,100,000 shares underlying the warrants). Since only the Commission can order a Form S-1 effective, we do not know when or if the Form S-1 will become effective. The Form S-1 will register the number of shares of common stock underlying the convertible debentures and the warrants.

     The debentures have customary default, notice and cure provisions. If we default, receive notice from Cornell and fail to cure the default during the allotted time for cure (which varies depending on the type of default) then the conversion price of the debentures will become variable depending on our stock price at the time of conversion (a so called "no floor" conversion price, or a so called "future price" conversion price). If an uncured default occurs, we may have to issue more shares than the number of shares in the Form S-1 and in such a case we would have to file a new Form S-1. Pursuant to the rules of the American Stock Exchange, we cannot issue more that 9,215,406 shares of common stock in this transaction with Cornell unless we obtain shareholder approval.

     The Agreements with Cornell:

1.   THE FIRST DEBENTURE.
     --------------------

     We sold the first convertible debenture to Cornell at the first closing which occurred on June 22, 2006. Pursuant to the terms of the first convertible debenture, we promise to pay to Cornell or its successors and


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assigns the principal sum of Two Million Dollars ($2,000,000) together with accrued but unpaid interest on or before June 19, 2009 (the "Maturity Date").
                                                             -------------
Interest accrues on the outstanding principal balance at the annual rate of 10%. Interest is calculated on the basis of a 365-day year and the actual number of days elapsed. Interest is to be paid to Cornell or its assignee. We will make monthly scheduled payments ("Scheduled Payments") on the Debenture and all other
                             ------------------
debentures issued in connection with the Securities Purchase Agreement consisting of a total of $175,000 of principal plus accrued and unpaid interest, commencing with the first Scheduled Payment which shall be due and payable on the earlier of (a) September 1, 2006 or (b) three days after the date that the Registration Statement is declared effective and continuing on the first business day of each calendar month until paid in full. The Debenture shall become due and immediately payable, including all accrued but unpaid interest, upon an Event of Default. If the Holder converts a portion of the principal amount outstanding under this Debenture or any other debenture issued in connection with the Securities Purchase Agreement prior to a Scheduled Payment due date, the Obligor shall be entitled to an off-set of the amount due pursuant to such Schedule Payment equal to the amount converted (the "Off-Set Amount"). In such event we are still be obligated to make a Scheduled Payment reduced by the Off-Set Amount. At our option we have the right to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date, which are not otherwise due pursuant to a Scheduled Payment, provided that the Closing Bid Price of the of the our Common Stock, as reported by Bloomberg, LP, is less than $2.00 at the time of the Redemption Notice. We will pay an amount equal to the principal amount being redeemed plus a redemption premium ("Redemption Premium")
                                                            ------------------
equal to twenty percent (20%) of the principal amount being redeemed, and accrued interest, (collectively referred to as the "Redemption Amount"). In
                                                    -----------------
order to make a redemption, we must first provide written notice to Cornell of our intention to make a redemption (the "Redemption Notice") setting forth the
                                         -----------------
amount of principal it desires to redeem. After receipt of the Redemption Notice, Cornell has have three (3) business days to elect to convert all or any portion of this Debenture.

     The Debenture is secured by a Security Agreement dated June 19, 2006 between the Holder and Trendsetters Production Company (the "Security
                                                                     --------
Agreement")  and  a  Subsidiary  Security  Agreement  dated  June  19,  2006.
---------

     An "Event of Default" means any one of the following events:
         ----------------

          (i) Any default in the payment of the principal of, interest on or other charges in respect of this Debenture, free of any claim of subordination (whether on a Scheduled Payment due date, a Conversion Date or the Maturity Date or by acceleration or otherwise), which is not cured within three (3) business days of notice of such breach;

          (ii) The Obligor or any material subsidiary of the Obligor shall commence, or there shall be commenced against the Obligor or any material subsidiary of the Obligor under any applicable bankruptcy or insolvency laws as now or later in effect or any successor, or the Obligor or any material subsidiary of the Obligor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or later in effect relating to the Obligor or any material subsidiary of the Obligor or there is commenced against the Obligor or any material subsidiary of the Obligor any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Obligor or any material subsidiary of the Obligor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Obligor or any material subsidiary of the Obligor suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Obligor or any material subsidiary of the Obligor makes a general assignment for the benefit of creditors; or the Obligor or any material subsidiary of the Obligor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Obligor or any material subsidiary of the Obligor shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Obligor or any material subsidiary of the Obligor shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Obligor or any material subsidiary of the


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
Obligor for the purpose of effecting any of the foregoing. The term "material subsidiary" shall mean any subsidiary with total assets in excess of $100,000;

          (iii) The Obligor shall default in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Obligor in an amount exceeding $500,000, whether such indebtedness now exists or shall later be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, except those being contested in good faith;

          (iv) The Common Stock shall cease to be quoted for trading or listing for trading on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the Nasdaq National Market, (d) the Nasdaq Capital Market, or (e) the Nasdaq OTC Bulletin Board ("OTC") (each, a "Subsequent Market") and
                                        ---              -----------------
shall not again be quoted or listed for trading on any Subsequent Market within five (5) Trading Days of such delisting;

          (v) The Obligor shall fail to file the Underlying Shares Registration Statement within the time periods set forth in the Investor
Registration  Rights  Agreement  ("Registration  Rights Agreement") of even date
                                   ------------------------------
herewith between the Obligor and the Holder, or the Underlying Shares Registration Statement shall not have been declared effective by the Commission within forty five (45) days of the Scheduled Effective Deadline as set forth in the Registration Rights Agreement, provided however, that a default shall not occur if a delay in the effectiveness is the result of the SEC commenting that a specific part of the Transaction Document is adverse to the SEC ordering effectiveness and the Obligor has used its best efforts to respond to, and resolve such comment, which shall be determined in the reasonable discretion of the Holder;

          (vi) If the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell the shares of Common Stock underlying this Debenture under the Underlying Shares Registration Statement, in either case, for more than ten (10) consecutive Trading Days or an aggregate of thirty (30) Trading Days (which need not be consecutive Trading Days);

          (vii) The Obligor shall fail for any reason to deliver Common Stock certificates to a Holder prior to the fifth (5th) Trading Day after a Conversion Date or the Obligor shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of this Debenture in accordance with the terms hereof and such breach is not cured within three (3) days of notice of such breach;

          (viii) The Obligor shall fail for any reason to deliver the payment in cash pursuant to a Buy-In within five (5) days after notice is claimed delivered;

           (x) The Obligor shall fail to observe or perform in any material respect any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Debenture or any Transaction Document which is not cured within twenty (20) business days after the Obligor is provided with written notice thereof from the Holder.

     (b) During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash, provided however, the Holder may request (but shall have no obligation to request) payment of such amounts in Common Stock of the Obligor. In addition to any other remedies, the Holder shall have the right (but not the obligation) to convert this Debenture at any time after (x) an Event of Default or (y) the Maturity Date at the Conversion Price then in-effect (including, without limitation, the Default Conversion Price). The Holder need not provide and the Obligor hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Upon an Event of Default, notwithstanding any other provision of this Debenture or any Transaction Document, the Holder shall have no obligation to comply with or adhere to any limitations, if any, on the conversion of this Debenture or the sale of the Underlying Shares.

     Conversion  of  Debenture
     -------------------------

          (i) This Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Original Issue Date. The number of shares of Common Stock issuable upon a conversion equals the quotient obtained by dividing (x) the outstanding amount of this Debenture to be converted by $2.00. The Obligor shall deliver Common Stock certificates to the Holder prior to the Fifth (5th) Trading Day after a Conversion Date.

          (ii)     If  on  any  Conversion  Date and subject to notice and cure:
(1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay principal and interest hereunder in shares of Common Stock; (2) the Common Stock is not listed or quoted for trading on the OTC or on a Subsequent Market; or (3) the Obligor has failed to timely satisfy its conversion, then, at the option of the Holder, the Obligor, in lieu of delivering shares of Common Stock shall deliver, within three (3) Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the outstanding principal amount to be converted plus any interest due therein divided by the Conversion Price, and multiplied by the highest closing price of the stock from date of the conversion notice till the date that such cash payment is made.

     If the Obligor shall not have delivered any cash due in respect of conversion of this Debenture or as payment of interest thereon by the fifth
(5th) Trading Day after the Conversion Date, the Holder may, by notice to the Obligor, require the Obligor to issue shares of Common Stock, except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand.

          (iii) The Holder shall effect conversions by delivering to the Obligor a completed notice. The date on which a Conversion Notice is delivered is the "Conversion Date." Unless the Holder is converting the entire principal
          ---------------
amount outstanding under this Debenture, the Holder is not required to physically surrender this Debenture to the Obligor in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion. The Holder and the Obligor shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

     Certain  Conversion  Restrictions
     ---------------------------------

          A Holder may not convert this Debenture or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with any affiliate thereof, beneficially owning in excess of 4.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, this Debenture held by such Holder. Since the Holder will not be obligated to report to the Obligor the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the 4.99% restriction will limit any particular conversion and to the extent that the Holder determines that the 4.99% limitation


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applies,  the  determination  of  which  portion of the principal amount of this
Debenture is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of 4.99%, the Obligor shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. These provisions may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Obligor. Other Holders shall be unaffected by any such waiver.

          The Total Transaction Shares shall not be greater than 9,215,406 shares (which does not exceed 19.99% of the 46,308,573 outstanding shares of Common Stock as of the date of the Securities Purchase Agreement), until the Obligor's shareholders approve (without the vote of any shares acquired in this transaction and related transactions) the issuance of the Total Transaction Shares. "Total Transaction Shares" shall mean, in the aggregate, any shares of
          -------------------------
Common Stock issued under (a) this Debenture to the Holder, or its affiliates, and transferees, subsequent transferees, or any other debenture issued pursuant to the Securities Purchase Agreement (b) the Warrant Shares (as defined in the Securities Purchase Agreement), and (c) any shares of Common Stock issued as Liquidated Damages (as defined in the Registration Rights Agreement).

     Conversion Price and Adjustments to Conversion Price.
     ----------------------------------------------------

          (i)     The  conversion  price  (the  "Fixed  Conversion  Price"  or
                                                 ------------------------
"Conversion  Price")  in  effect on any Conversion Date shall be equal to $2.00,
 -----------------
subject  to  adjustment  as  provided  herein.

          (ii) If the Obligor, at any time while this Debenture is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Obligor, then the Fixed Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. However, dividends paid for Preferred Stock currently outstanding shall be excluded from any and all adjustments.

          (iii) If the Obligor, at any time while this Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Fixed Conversion Price, then the Fixed Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants (plus the number of additional shares of Common Stock offered for subscription or purchase), and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Fixed Conversion Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Fixed Conversion Price, if any such right, option or warrant shall expire and shall not have been exercised, the Fixed Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Fixed Conversion
Price  made  after  the  issuance  of  such  rights  or


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
warrants) had the adjustment of the Fixed Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

          (iv) If the Obligor or any subsidiary thereof, as applicable, at any time while this Debenture is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents")
                                                      ------------------------
entitling any Person to acquire shares of Common Stock, at a price per share less than the Fixed Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Fixed Conversion Price, such issuance shall be deemed to have occurred for less than the Fixed Conversion Price), then, at the sole option of the Holder, the Fixed Conversion Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Obligor shall notify the Holder in writing, no later than one (1) business day following the issuance of any Common Stock or Common Stock Equivalent, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. No adjustment shall be made as a result of issuances and exercises of options to purchase shares of Common Stock issued for compensatory purposes pursuant to any of the Obligor's stock option or stock purchase plans. However, equity line puts if any, are excluded.

          If the Obligor, at any time while this Debenture is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Fixed Conversion Price at which this Debenture shall thereafter be convertible shall be determined by multiplying the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Bid Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Bid Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (vi) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Debenture shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Obligor into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) require the Obligor to prepay the outstanding principal amount of this Debenture, plus all interest and other amounts due and payable thereon. The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

          (vii) The Obligor shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock issuable upon conversion of all outstanding amounts under this Debenture; and within three (3) Business Days following the receipt by the Obligor of a Holder's notice that such minimum number of Underlying Shares is not so reserved, the Obligor shall promptly reserve a sufficient number of shares of Common Stock to comply with such requirement.

          (viii) All calculations shall be rounded up to the nearest $0.001 or whole share.

          (ix) Whenever the Conversion Price is adjusted, the Obligor shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (x) If (A) the Obligor shall declare a dividend (or any other distribution) on the Common Stock; (B) the Obligor shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Obligor shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Obligor shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Obligor is a party, any sale or transfer of all or substantially all of the assets of the Obligor, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Obligor shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Obligor; then, in each case, the Obligor shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Obligor, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day calendar period commencing the date of such notice to the effective date of the event triggering such notice.

          (xi) In case of any (1) merger or consolidation of the Obligor or any subsidiary of the Obligor with or into another Person, or (2) sale by the Obligor or any subsidiary of the Obligor of more than one-half of the assets of the Obligor in one or a series of related transactions, a Holder shall have the right to (A) exercise its rights, (B) convert the aggregate amount of this Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible Debenture with a principal amount equal to the aggregate principal amount of this Debenture then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which such newly issued convertible Debenture shall have terms identical (including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debentures were issued. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible Debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

          (xii) If an Event of Default occurs (after the expiration of any applicable cure period and remains uncured for ten (10) days after the Holder sends notice of such Event of Default to the Obligor, the Holder may elect to switch the Fixed Conversion Price to the Default Conversion Price. The "Default
                                                                         -------
Conversion  Price"  shall  mean the lesser of (a) the Fixed Conversion Price, or
-----------------
(b) seventy percent (70%) of the lowest Closing Bid Price of the Common Stock as quoted by Bloomberg, LP during the fifteen (15) trading days immediately preceding the Conversion Date. Upon the Obligor's receipt of written notice by the Holder of such an Event of Default and the Holder's election to exercise the remedy to switch the conversion price to the Default Conversion Price, the Company shall file a registration statement within forty five (45) days of notice of such Event of Default to register an amount of stock equal to two times the remaining amount outstanding under this Debenture and all other debentures issued pursuant to the Securities Purchase Agreement and use its best efforts to ensure that such registration statement is declared effective within ninety days of filing thereof. Further, the Obligor agrees that the date that full consideration was paid for this Debenture shall remain the Original Issue Date. The Company shall provide an opinion letter from counsel within two (2) days of written request by the Holder stating that the date full consideration was paid for this Debenture is the Original Issue Date. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the conversion shares in accordance with this paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Holder to render such opinion and shall authorize the Obligor's transfer agent to accept and be entitled to rely on such opinion for the purposes of issuing the conversion shares.

     Other  Provisions.
     -----------------

          (i) The Obligor covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Obligor as to reservation of such shares set forth in this Debenture) be issuable upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder. The Obligor covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

          (ii) Upon a conversion hereunder the Obligor shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Bid Price at such time. If the Obligor elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          (iii) The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debenture so converted and the Obligor shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the amount of such tax or shall have established to the satisfaction of the Obligor that such tax has been paid.

          (iv) Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default for the Obligor 's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages or under applicable law.

          (v) In addition to any other rights available to the Holder, if the Obligor fails to deliver to the Holder such certificate or certificates by the fifth (5th) Trading Day after the Conversion Date, and if after such fifth
(5th) Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Obligor shall (A) pay in cash to the Holder
                 ------
(in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and
(B) at the option of the Holder, either reissue a Debenture in the principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Obligor timely complied with its delivery requirements. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause (A) of the immediately preceding sentence, the Obligor shall be required to pay the Holder $1,000. The Holder shall provide the Obligor written notice indicating the amounts payable to the Holder in respect of the Buy-In.

     As long as this Debenture is outstanding, the Obligor shall not and shall cause their subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing.

1A.  SECOND  AND  THIRD  DEBENTURES.
     ------------------------------

     The second and third debentures have similar terms except for effective dates and maturity dates. The effective date of the second debenture will be two days before we file the registration statement. That date is not determinable at this time. The effective date of the third debenture will be on the date that the registration statement is ordered effective by the commission. That date is similarly not determinable at this time.

2.   THREE WARRANTS.
     --------------

     There are three warrants, all issued on June 19, 2006, with similar terms except for the exercise price and number of underlying shares of common stock. The unique terms of each of the three warrants are: (a) one warrant to purchase 955,000 shares of common stock at an exercise price of $2.50 per share; (b) one warrant to purchase 715,000 shares of common stock at an exercise price of $3.50 per share; and (c) one warrant to purchase 430,000 shares of common stock at an exercise price of $4.00 per share.

     Cornell,  (the "Holder"), or its permitted assigns, is entitled to purchase
                     ------
from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date the number of shares of common stock at the applicable exercise price or as subsequently adjusted. However, in no event shall the holder be entitled to exercise this Warrant or be forced to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date
(however, such restriction may be waived by Holder (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company). For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

     Exercise of Warrant

     The Warrant may be exercised by the holder by (i) by delivery of a written notice to the Company, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately
              ------------------------
available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date ("Cash Basis") or (ii) if an Event of Default
                                     ----------
has occurred, or if at the time of exercise, one year has elapsed from the Issuance Date and the Warrant Shares are not subject to an effective registration statement , by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (the "Cashless Exercise"):
                                                    -----------------

     Net Number = ((A)(B)) - ((A)(C))
                  -------------------
                           B

          For purposes of the foregoing formula:

          A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

          B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

          C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

     If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.025% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder.

     If within ten (10) days after the Company's receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled, then, in addition to any other available remedies under this Warrant, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder.

     The Company shall have the option to force the Holder to exercise this Warrant provided that (i) the closing bid price of the Common Stock exceeds $7.00 for twenty consecutive Trading Days, (ii) the Registration Statement relating to the resale of the shares issuable upon exercise of this Warrant is effective, and (iii) the Company delivers notice in the form of the forced exercise notice attached (the "Forced Exercise Notice"). The number of shares
                               ----------------------
that the Company can force Cornell to exercise in any twenty Trading Days shall be (i) limited to one fifth of the trading volume for the Common Stock during the twenty consecutive Trading Days immediately prior to such forced exercise date, and (ii) reduced share for share by any shares exercised by the Holder (either voluntarily or forced) under any class of Warrants issued to the Holder during the previous ten Trading Days.

     This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

     Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. The Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of
--------------------------------------------------------------------------
Common Stock.
------------

     If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities, (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan, or (iii) the Other Securities) for a consideration per share less than a price (the "Applicable Price") equal
                              ----------------
to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

Effect on Warrant Exercise Price of Certain Events.
--------------------------------------------------

     For purposes of determining the adjusted Warrant Exercise Price, the following shall be applicable:

     Issuance of Options.  If after the date hereof, the Company in any manner
     -------------------
grants any Options (except as to Excluded Securities) and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. The lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any convertible security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

     Issuance of Convertible Securities.  If the Company in any manner issues or
     ----------------------------------
sells any convertible securities (except as to Excluded Securities) and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. The lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions, no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

     Change in Option Price or Rate of Conversion.  If the purchase price
     ---------------------------------------------
provided for in any Options (except as to Excluded Securities), the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. If the terms of any Option or convertible security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

     Effect on Warrant Exercise Price of Certain Events.
     --------------------------------------------------

     For purposes of determining the adjusted Warrant Exercise Price the following shall be applicable:

     Calculation of Consideration Received.  If any Common Stock, Options or
     -------------------------------------
convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such
                          ---------------
consideration will be determined within five (5) Business Days after the tenth
(10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

     Integrated Transactions.  In case any Option is issued in connection with
     -----------------------
the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

     Treasury Shares.  The number of shares of Common Stock outstanding at any
     ---------------
given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

     Record Date.  If the Company takes a record of the holders of Common Stock
     -----------
for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or
(2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     Adjustment of Warrant Exercise Price upon Subdivision or Combination of
     -----------------------------------------------------------------------
Common Stock.  If the Company at any time after the date of issuance of this
------------
Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

     Distribution of Assets.  If the Company shall declare or make any dividend
     ----------------------
or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise

(including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each
 ------------
such case:

     Any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitledto receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

     Certain Events.  If any other similar event occurs (including, without
     --------------
limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, that no such adjustment will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable.

     Limitations.  Notwithstanding the above warrant provisions, the number of
     -----------
shares of Common Stock issuable upon exercise of this Warrant shall in no event be increased to an amount such that the Total Transaction Shares shall be greater than 9,215,406 shares (which no more than 19.99% of the 46,308,573 outstanding shares of Common Stock as of the date of Securities Purchase Agreement), until the Company's shareholders approve (without the vote of any shares acquired in this transaction and related transactions) the issuance of the Total Transaction Shares. "Total Transaction Shares" shall mean, in the
                                ------------------------
aggregate, any shares of Common Stock issued under (a) the Convertible Debentures issued in connection with the Securities Purchase Agreement to the Holder, or its affiliates, and transferees, subsequent transferees, or any other debenture issued pursuant to the Securities Purchase Agreement (b) the Warrant Shares (as defined in the Securities Purchase Agreement), and (c) any shares of Common Stock issued as Liquidated Damages (as defined in the Registration Rights Agreement).

     Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or
     ---------------------------------------------------------------------------
Sale.
----

     If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase
                                                                  --------
Rights"), then the holder of this Warrant will be entitled to acquire, upon the
------
terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any (i) sale of all or
    --------------
substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a
                                                       ----------------
written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (iii) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

3.    REGISTRATION RIGHTS AGREEMENT.
      -----------------------------

          We are required to file a registration statement to register the share underlying the debentures and the warrants no later than thirty (30) days from June 22, 2006 which was the date of the first closing. The Company will cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors for their review and comment. The Investors shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company. The Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than one hundred thirty five (135) days from the date of the first closing. (the "Scheduled Effective Deadline") and (ii) to insure that the
                    ----------------------------
     Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. In the event the Registration Statement is not filed by the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Date, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise) then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the "Liquidated
                                                               ----------
     Damages") to the holder, at the holder's option, either a cash amount or
     -------
     shares of the Company's Common Stock within three (3) business days, after demand therefore, equal to two percent (2%) of the liquidated value of the Convertible Debentures outstanding as Liquidated Damages for each thirty
     (30) day period after the Scheduled Filing Deadline or the Scheduled Effective Date as the case may be. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length. Any default notice requirements and cure periods shall be those set forth in the Convertible Debentures.

         The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any
      -------------------
     amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                                 ------------
     the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its articles of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          The Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

          The Company shall make available for inspection by (i) any Investor and (ii) one (1) firm of accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and
                                   ----------
     other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed
                                 -------
     necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          The Company shall use its best efforts either to cause all the Registrable Securities covered by a

     Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation.

          Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

          All expenses incurred in connection with registrations, filings or qualifications shall be paid by the Company.

          To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims,
                            -------------------
damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any
                 ------
action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"),
                                                          -------------------
to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or
                                           ---------------
alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors
                        ----------
and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement: (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company; and
(z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

          In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any
                                                -----------------
Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement and the agreement with respect to contribution shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

          The  Company  agrees  to:

          make  and  keep  public  information  available,  as  those  terms are understood  and  defined  in  Rule  144;

          file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

          furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

4.   SECURITIES PURCHASE AGREEMENT.
     -----------------------------

     Subject to the satisfaction (or waiver) of the terms and conditions of the Securities Purchase Agreement, each Buyer agrees to purchase at each Closing and the Company agrees to sell and issue to each Buyer, at each Closing, Convertible Debentures. The First Closing of the purchase and sale of the Convertible Debentures has already taken place on June 22, 2006. The Second Closing of the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time two (2) business days prior to the date the Registration Statement is filed with the SEC, subject to notification of satisfaction of the conditions to the Second Closing (or such later date as is mutually agreed to by the Company and the Buyer) (the "Second Closing Date"), and the Third Closing of
                                 -------------------
the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time on the third (3rd) business day immediately following the date the Registration Statement is declared effective by the SEC, subject to notification of satisfaction of the conditions to the Third Closing (or such earlier date as is mutually agreed to by the Company and the Buyer(s)) (the "Third Closing Date") (collectively referred to a
                                ------------------
the "Closing Dates").  Subject to the satisfaction of the terms and conditions
     -------------
of this Agreement, on the Closing Dates, (i) the Buyers shall deliver to the Company such aggregate proceeds for the Convertible Debentures to be issued and sold to such Buyer, minus the fees to be paid directly from the proceeds the Closings as set forth herein, and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyer is purchasing.

     We are required to take all steps necessary in our control to maintain the effectiveness and availability of an equity credit line that we already have.
We are limited in the number and value of puts we may make against the equity credit line to aggregate gross proceeds of up to $500,000 per sixty (60) day period. However, if (a) the Registration Statement has been filed, (b) no Event of Default has occurred, (c) the Closing Bid Price of the Common Stock is above $5 for five consecutive Trading Days, (d) the Closing Bid Price remains above $5.00 on the day a put is made, then the Company may exceed the limitation set forth above and instead make up to two puts per 30 day period using a volume matrix price formula, the result of which is based on future stock volume and stock prices and it not determinable at this time. Until the earlier of (i) the date as of which the Buyer may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or (ii) the date on which (A) the Buyer shall have sold all the Conversion Shares and (B) none of the Convertible Debentures are outstanding (the "Registration Period"), the Company shall file in a timely manner all
      -------------------
reports required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination. The Company will use the proceeds from the sale of the Convertible Debentures for general corporate and working capital purposes.

     We have reserved for issuance to the Buyers 6,000,000 shares for issuance upon conversions of the Convertible Debentures and 2,100,000 shares for issuance upon exercise of the Warrants (collectively, the "Share Reserve"). The Company
                                                  -------------
represents that it has sufficient authorized and unissued shares of Common Stock available to create the Share Reserve after considering all other commitments that may require the issuance of Common Stock. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Convertible Debentures and the full exercise of the Warrants. If at any time the Share Reserve is insufficient to effect the full conversion of the Convertible Debentures or the full exercise of the Warrants, the Company shall increase the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call and hold a special meeting of the shareholders within thirty (30) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock

     The Company has paid Yorkville Advisors, LLC a fee of $180,000 of the first Debenture Purchase Price. The Company paid a structuring fee to Yorkville Advisors, LLC of $15,000. The Company paid Yorkville Advisors, LLC a due diligence fee of $5,000.

     We issued to the Buyer (a) a warrant to purchase 955,000 shares of Common Stock at an exercise price of $2.50 per share, (b) a warrant to purchase 715,000 shares of Common Stock at an exercise price of $3.50 per share, and (c) a warrant to purchase 430,000 shares of Common Stock at an exercise price of $4.00 per share (collectively, the "Warrants"). The shares underlying the Debentures
                              --------
and the Warrant have "piggy-back" and demand registration rights.

     Neither the Buyer nor any of its affiliates have an open short position in the Common Stock of the Company, and the Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock as long as any Convertible Debentures shall remain outstanding, except that the Buyer may sell shares of Common Stock acquired from the Convertible Debentures.

     So long as any Convertible Debentures are outstanding, except with respect to the Excluded Securities (as defined below), the Company shall not, without the prior written consent of the Buyer(s), (i) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8, except to register up to 1,000,000 shares of common stock issued in connection with the Company's employee stock option plan. Notwithstanding the forgoing, the Company may issue and sell shares pursuant to its equity line of credit. For the purposes hereof, the term "Excluded Securities" shall mean up
                                            -------------------
to 300,000 shares per 90 day period issued at any time as compensation to employees or consultants, provided such shares are issued at current market prices at the time of issuance.

     The Company issued the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing David Gonzalez, Esq. as the Company's agent for purpose of having certificates issued, registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debentures as specified from time to time by the Buyer to the Company upon conversion of the Convertible Debentures, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Investor Registration Rights Agreement). David Gonzalez, Esq. shall be paid a cash fee of Fifty Dollars ($50) for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions. The Company shall not change its transfer agent without the express written consent of the Buyer, which may be withheld by the Buyer in its sole discretion. Prior to registration of the Conversion Shares under the Securities Act, all such certificates shall bear the restrictive legend.

     The obligation of the Buyer hereunder to purchase the Convertible Debentures at the First Closing is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions:

     The Company shall have executed the Transaction Documents and delivered the same to the Buyer

     The Common Stock shall be authorized for quotation on a Primary Market, trading in the Common Stock shall not have been suspended for any reason, and the Conversion Shares shall have been approved for listing or quotation on a Primary Market.

     The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the First Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the First Closing Date regarding the representations above.

     The Company shall have executed and delivered to the Buyer the Convertible Debentures.

     The Buyer shall have received an opinion of counsel from counsel to the Company in a form satisfactory to the Buyer.

     The Company shall have provided to the Buyer a certificate of good standing from the secretary of state from the state in which the company is incorporated.

     The Company or the Buyers shall have filed a form UCC-1 or such other forms as may be required to perfect the Buyer's interest in the Pledged Property as detailed in the Security Agreement dated the date hereof.

     The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's independent certified public accountants as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

     The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures, shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

     The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

     The Conversion Shares and Warrant Shares shall have been approved and eligible for quotation on the AMEX and trading in the Common Stock shall not have been suspended for any reason.

     The obligation of the Buyer hereunder to accept the Convertible Debentures at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions:

     The Common Stock shall be authorized for quotation on the a Primary Market, trading in the Common Stock shall not have been suspended for any reason, and the Conversion Shares shall have been approved for listing or quotation on the Primary Market.

     The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date.

     The Company shall have executed and delivered to the Buyer the Convertible Debentures.

     The Company shall certify that it will file the Registration Statement with the SEC in compliance with the rules and regulations promulgated by the SEC for filing thereof two (2) business days after the Second Closing.

     The Company shall not be in default under any of the Transaction Documents.

     All conditions to the First Closing shall have been performed.

     The Company shall provide a certificate, executed by two officers of the Company that all conditions to the Second Closing have been satisfied.

     The obligation of the Buyer(s) hereunder to accept the Convertible Debentures at the Third Closing is subject to the satisfaction, at or before the Third Closing Date, of each of the following conditions:

     The Common Stock shall be authorized for quotation on the a Primary Market, trading in the Common

Stock shall not have been suspended for any reason, and the Conversion Shares shall have been approved for listing or quotation on the Primary Market.

     The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Third Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date.

     The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures.

     The Registration Statement shall have been declared effective by the SEC.

     The Company shall not be in default under any of the Transaction Documents.

     All conditions to the First Closing and the Second Closing shall have been performed.

     The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the Third Closing Date, that all conditions to the Third Closing have been satisfied.

     In consideration of the Buyer's execution and delivery of this Agreement and acquiring the Convertible Debentures and the Conversion Shares hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer, and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and against any and
                                    -----------------
all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Buyer
                        -----------------------
Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Debentures or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debentures or the status of the Buyer or holder of the Convertible Debentures the Conversion Shares, as a Buyer of Convertible Debentures in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Buyer's other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and
                               -------------------
all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer in this Agreement, instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer contained in this Agreement, the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Investor Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

5.   THE AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT.
     --------------------------------------------------

     At the request of the American Stock Exchange we added explicit language to the Securities Purchase Agreement to set forth that the aggregate number of shares that could be issued in the transaction with Cornell shall not be greater than 9,215,406 shares (which does not exceed 19.99% of the 46,308,573 outstanding shares of Common Stock as of the date of the Securities Purchase Agreement), until the Obligor's shareholders approve (without the vote of any shares acquired in this transaction and related transactions) the issuance of the Total Transaction Shares.

6.   CLOSING STATEMENT.
     -----------------

     The Closing Statement authorizes Cornell to disburse from the gross proceeds of the first debenture, to Yorkville Advisors, LLC, a commitment fee of: $180,000; a structuring fee of $15,000; and a due diligence fee of $5,000.

7.   TWO SECURITY AGREEMENTS.
     -----------------------

     We and two of our subsidiaries gave Cornell a security interest in some assets.

     Parent  Security  Agreement.
     ---------------------------

     In consideration of the debentures and warrant transactions, we granted to Cornell a security interest in:

                    (a) All goods including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Company or in which the Company may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

                    (b) All inventory including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Company's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

                    (c) All contract rights and general intangibles, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

                    (d) All documents, warehouse receipts, instruments and chattel paper of the Company whether now owned or hereafter created;

                    (e) All accounts and other receivables, instruments or other forms of obligations and rights to payment (herein collectively referred to as "Accounts"), together with the proceeds thereof, all goods represented by
       --------
such Accounts and all such goods that may be returned by the Company's customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Company may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the Company represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Company in the ordinary course of business;

                    (f) to the extent assignable, all rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities

                    (g) except with respect to SCS Corporation and SCS Guinea SARL or any other interest, direct or indirect, that the subsidiaries may have or acquire in connection with Guinea, all equity interests, securities or other instruments in other companies, including, without limitation, any subsidiaries, investments or other entities (whether or not controlled); and;

                    (h) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.

                    (i) The Pledged Property shall specifically exclude any and all interests in SCS Corporation and SCS Guinea SARL and any other interest, direct or indirect, now or in the future in connection with Guinea, and nothing herein shall be deemed to encumber any assets of either SCS Corporation or SCS Guinea SARL or any other interest, direct or indirect, that the subsidiaries may have or acquire in connection with Guinea.

     Subsidiary Security Agreement.
     -----------------------------

     In consideration of the debenture and warrant transactions, two of our subsidiaries, Trendsetter Production Company and HYD Resources Corporation, granted to Cornell a security interest in effectively all of their assets.

8.   IRREVOCABLE TRANSFER AGENT INSTRUCTIONS.
     ---------------------------------------

     With respect to the shares that are part of the transactions with Cornell, the Transfer Agent shall issue such shares to the Buyers from time to time upon delivery to the Transfer Agent of a Conversion Notice or an Exercise Notice
(the "Exercise Notice") delivered to the Transfer Agent by David Gonzalez, Esq.
      ---------------
(the "Escrow Agent") acting as agent on behalf of the Company.  Upon receipt of
      ------------
a Conversion Notice or an Exercise Notice, the Transfer Agent shall within three
(3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the
 ----
Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyer's or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the
                                                  ----
Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for
        -----------
customary trading.

          The Company confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares and the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers the Notice of Effectiveness and an opinion of counsel and that if the shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the shares shall bear the restrictive legend.

          In the event that counsel to the Company fails or refuses to render an opinion as required then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

          Upon the Escrow Agent's receipt of a properly completed Conversion Notice or Exercise Notice and the Aggregate Exercise Price, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent the Conversion Notice or Exercise Notice as the case may be, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of these instructions.

          The Transfer Agent shall reserve for issuance to the Buyers a minimum of 3,000,000 Conversion Shares and 2,100,000 Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

     The Company hereby irrevocably appoints the Escrow Agent as a duly authorized agent of the Company for the purposes of authorizing the Transfer Agent to process issuances and transfers specifically contemplated herein. Acts, errors, commissions or omission of the Escrow Agent shall not cause a default of this Irrevocable Transfer Agent Instructions, nor a default of any Transaction Documents.

     The Transfer Agent shall rely exclusively on the Conversion Notice or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

          The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions in connections with the Transaction Documents received by or on behalf of the Company.

          The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

          The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyers.

          If for any reason, during the term of this Agreement, the Transfer Agent resigns as transfer agent, the Transfer Agent shall provide the Company and Buyers with thirty (30) days written notice prior to such resignation (the "Resignation Notice"). The Company shall have five (5) business days after the
 -------------------
date of the Transfer Agent's Resignation Notice to obtain a suitable replacement transfer agent, which agent shall have agreed to serve as transfer agent and to be bound by the terms and conditions of these Transfer Agent Instructions.

          The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company whether or not concerning this Agreement.

          The company will notify in its resolution instructions each time that shares are to be issued that the shares are those pursuant to this agreement.

          The Company and the Transfer Agent acknowledge that the Buyers is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

          Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

          Event of Default or Breach. Any default or breach notice requirement and cure period shall be the same as any default notice and cure periods set forth in the Convertible Debentures.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

   Direct Financial Obligation.

     We must repay the full aggregate face amount of each debenture that we sell to Cornell. The debentures bear interest at the rate of 10% per annum. The coupon payment on the convertibles debentures is an aggregate of $175,000 per month payable in cash, subject to any offset from a conversion of a portion of the debenture. The debentures mature in 36 months from the date of issue. The first debenture was issued by us on June 22, 2006. The second debenture will be issued by us two days before we file the registration statement. The third debenture will be issued by us when the registration statement is ordered effective by the Commission.

     If our stock price is less than $2.00 per share it is unlikely that Cornell will convert any face amount of the debentures. Therefore, if our stock price is less than $2.00 we anticipate paying the debentures in monthly cash payments. However, if our stock price is above $2.000 per share, Cornell may periodically convert a portion of the face amount of the debenture into common stock. To the extent that Cornell does convert a portion of the debentures each month, then a similar amount of value is offset from the monthly cash payment amount. It is conceivable that if our stock price is higher than $2.00 we may never have to repay the debentures in cash as Cornell might ultimately convert all of the face amount of the debentures.

     Cornell is not required to hold more than 4.99% of our common stock at any one time. We anticipate that upon each debenture conversion and warrant exercise, if any, Cornell will attempt to promptly sell the common stock so that it can convert or exercise again. The actual portion of the face amount of the debentures that Cornell may decide to convert into common stock is not determinable. Therefore, the actual amount of money that we may have to repay to Cornell is not determinable. The debenture agreement requires (subject to the offset in payment amount each month if Cornell converts a portion of the debentures) that we repay an aggregate of $175,000 per month until maturity in June 2009.


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
ITEM  3.02.     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     The debentures and the warrants are unregistered securities. We have received the net cash amount of $1,800,000 thus far as consideration for selling the first debenture and the three warrants to Cornell. We anticipate receiving $2,000,000 from the second debenture two days before filing the registration statement. We anticipate receiving another $2,000,000 from the third debenture when the registration statement is order effective by the Commission. The debentures are convertible into our common stock at a conversion price of $2.00 pre share of common stock. The three debentures have an aggregate a face amount of $6,000,000, an interest rate of 10% per annum, and an aggregate monthly repayment amount of $175,000.

     The terms of the three warrants are: (a) one warrant to purchase 955,000 shares of common stock at an exercise price of $2.50 per share; (b) one warrant to purchase 715,000 shares of common stock at an exercise price of $3.50 per share; and (c) one warrant to purchase 430,000 shares of common stock at an exercise price of $4.00 per share. If Cornell ultimately exercises all three warrants in full, then we will have issued 2,100,000 shares of common stock to Cornell in connection with the warrants, and we will have received an additional $6,610,000 in proceeds from the warrant exercises.

     The purchaser of the debentures and the warrants, Cornell, is an accredited investor. These securities were sold pursuant to an exemption from registration under Section 4(2) of the Securities Act. Certificates that may be issued for the unregistered securities will contain a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees, to any underwriter in connection with any of these transactions. This transaction did not involve a public offering. The investor was knowledgeable about our operations and financial condition. The investor had knowledge and experience in financial and business matters that allowed it to evaluate the merits and risk of receipt of these securities.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.

Exhibit
Number   Exhibit Title

--------------------------------------------------------

4.1      Convertible Debenture
4.2      First Warrant
4.3      Second Warrant
4.4      Third Warrant
4.5      Registration Rights Agreement

10.1     Securities Purchase Agreement
10.2     Amendment to the Securities Purchase Agreement
10.3     Closing Statement
10.4     Parent Security Agreement
10.5     Subsidiary Security Agreement
10.6     Irrevocable Transfer Agent Instructions


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HYPERDYNAMICS CORPORATION

                                    (signed )
                                            ------------------------
Date:  June 23, 2006                By: /s/ Kent Watts
                                    Kent Watts, President, CEO


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